UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2019
Quad/Graphics, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	001-34806	39-1152983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N61 W23044 Harry’s Way, Sussex, Wisconsin 53089-3995
(Address of principal executive offices, including zip code)

(414) 566-6000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On February 22, 2019, Quad/Graphics, Inc. (the “Company”) held a special meeting of shareholders (the “Special Meeting”). At the Special Meeting, the Company’s shareholders voted on a proposal to approve the issuance of shares of class A common stock of the Company (the “Share Issuance Proposal”) in connection with the merger between QLC Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of the Company, and LSC Communications, Inc. (“LSC”), as contemplated by the Agreement and Plan of Merger, dated as of October 30, 2018, among the Company, LSC and Merger Sub.

As of the January 16, 2019 record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting, 38,137,807 shares of the Company’s class A common stock were outstanding and eligible to vote with an aggregate of 38,137,807 votes; and 13,556,858 shares of the Company’s class B common stock were outstanding and eligible to vote with an aggregate of 135,568,580 votes. Approximately 92.79% of all votes were represented at the Special Meeting in person or by proxy. The following is the final vote on the only matter presented for shareholder consideration at the Special Meeting.

At the Special Meeting, the shareholders approved the Share Issuance Proposal. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)
160,734,467	99.73%	244,965	0.15%	195,390	0.12%	—	N/A
______________________________
(1)Based on a total of all votes received and eligible to be counted as voted on the Share Issuance Proposal at the Special Meeting.
(2)“N/A” means that broker non-votes do not have any effect on the voting results on this proposal.

Item 8.01    Other Information

On February 25, 2019, the Company issued a press release announcing the shareholder voting results on the Share Issuance Proposal at the Special Meeting. A copy of the press release announcing the results of the Special Meeting is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein.

Item 9.01.    Financial Statements and Exhibits.

(a)Not applicable.

(b)Not applicable.

(c)Not applicable.

(d)Exhibits. The following exhibit is being filed herewith:

EXHIBIT INDEX
Exhibit
Number
(99)    Press Release of Quad/Graphics, Inc., dated February 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 25, 2019

QUAD/GRAPHICS, INC.

		By:	/s/ Jennifer J. Kent
Jennifer J. Kent
Executive Vice President of Administration, General Counsel and Secretary